Harding, Loevner Funds, Inc. (the “Fund”)

Supplement dated June 23, 2016 to the

Summary Prospectuses for Emerging Markets Portfolio (Advisor Class) and Institutional Emerging Markets Portfolio (Class I and Class II), each dated February 29, 2016 (the “Summary Prospectuses”)

Effective as of the close of business on June 30, 2016, the Emerging Markets Portfolio and Institutional Emerging Markets Portfolio will generally be closed to new investors.

Accordingly, effective immediately, the following is added to the “Portfolio Summary—Purchase and Sale of Portfolio Shares” section of each Summary Prospectus as a new final paragraph:

Effective as of the close of business on June 30, 2016, the Portfolio will generally be closed to new investors. Current investors will continue to be permitted to purchase shares and certain other investors may still be eligible to purchase shares. For more information, see the “Shareholder Information—Purchase and Redemption of Shares” section of the prospectus.

Investors Should Retain this Supplement for Future Reference.